UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02809
                                   811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc.
              Master Value Opportunities Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 03/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Value Opportunities                                          BLACKROCK
Fund, Inc.

ANNUAL REPORT | MARCH 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Value Opportunities Fund, Inc.

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Value Opportunities Fund, Inc. during the fiscal year ended March 31, 2007:

------------------------------------------------------------------------------------------------------------------------------------
Record Date                                                                                 July 13, 2006           December 4, 2006
Payable Date                                                                                July 19, 2006           December 6, 2006
------------------------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ..............................................        3.96%*                    3.64%*
------------------------------------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received Deduction for Corporations .............       13.24%*                   13.24%*
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for Non-U.S. Residents ...............................         100%**                    100%**
------------------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $1.244490 per share to shareholders of record on July 13, 2006 and $1.069473 per share to shareholders of record on December 4, 2006.


2        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

A Letter to Shareholders

Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:

Total Returns as of March 31, 2007                                                    6-month      12-month
===========================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                           + 7.38%      +11.83%
-----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                          +11.02       + 5.91
-----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                     +14.85       +20.20
-----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                   + 2.76       + 6.59
-----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                        + 1.93       + 5.43
-----------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                                     + 7.59       +11.82
-----------------------------------------------------------------------------------------------------------

If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                             Sincerely,


                                             /s/ Robert C. Doll, Jr.

                                             Robert C. Doll, Jr.
                                             Fund President and Director/Trustee


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        3

A Discussion With Your Fund's Portfolio Manager

      Small-cap equities posted respectable gains during the 12-month period, but lagged larger-cap stocks amid an economic growth slowdown and associated investor flight to quality.

How did the Fund perform during the fiscal year in light of the existing market conditions?

BlackRock Value Opportunities Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +3.86%, +3.64%, +2.86%, +2.80% and +3.39%, respectively, for the 12-month period ended March 31, 2007. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund returns trailed the +5.91% return of the benchmark Russell 2000 Index and the +7.97% average return of the Lipper Small-Cap Value Funds category for the same period. (Funds in this Lipper category seek long-term growth of capital by investing in small-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

The 12-month period was challenging for small-capitalization stocks, as increased risk aversion and a slowing domestic economy led investors to favor larger-cap issues. Despite volatile energy prices and signs of weakness in the U.S. housing market, small-cap stocks posted respectable gains during the 12-month period. However, large-cap stocks, as measured by the Russell 1000 Index, advanced a much more robust 11.84%.

In May 2006, equity markets declined sharply on higher energy prices and the sell-off gathered momentum when the Federal Reserve Board (the Fed) raised interest rates by another .25% at their meeting on June 29, 2006. The Fed later changed course at its August meeting, and opted to leave interest rates unchanged at 5.25%. The Fed's decision to leave interest rates unchanged ignited a broad equity market rally that was further supported by robust merger-and-acquisition activity. In this environment, large-cap stocks outperformed small-cap stocks, and value outperformed growth across the capitalization spectrum. A sharp decline in the price of crude oil from $78/barrel in the summer of 2006 to approximately $60/barrel in early 2007 further stoked the equity market rally.

Equity markets came under renewed pressure during the first quarter of 2007, as investor concerns surrounding subprime mortgage and weakness in the U.S. housing market weighed on investors' appetite for risk.

What factors most influenced Fund performance?

During the fiscal period, solid stock selection, particularly in the industrials and information technology (IT) sectors, contributed favorably to performance relative to the benchmark Russell 2000 Index. However, gains in industrials and IT were offset by weakness primarily in the financial services, materials and utilities sectors.

In industrials, aerospace & defense and transportation-related holdings added the greatest value. Shares of aircraft component maker Triumph Group, Inc. surged more than 25% during the period. The company reported quarterly earnings ahead of expectations on increased demand from commercial and military aircraft manufacturers. Swift Transportation Co. was another notable performer in the sector. Shares spiked in early January following a raised bid to take the provider of trucking transportation services private. In IT, favorable comparisons were largely attributable to stock selection among electronic equipment and IT services names. Notable individual contributors to Fund performance included Anixter International, Inc., a provider of networking products, and Convergys Corp., a provider of business process outsourcing services. As these stocks approached our fair-value estimates, and we saw limited opportunity for further price appreciation, we took advantage of market strength and eliminated both positions.

Utilities and materials were among the strongest-performing sectors in the benchmark Russell 2000 Index during the period, each gaining more than 20%. The Fund's underweight in each of these areas hampered relative returns. Disappointing stock selection in the financial services sector, however, proved to be the most significant driver of underperformance during the 12-month period. The Fund experienced weakness in the capital markets, insurance and real estate subsectors. Conseco, Inc., a provider of life insurance and supplemental medical insurance, detracted from investment performance as the company's long-term care business failed to deliver improved results. Despite these challenges, we believe the longer-term outlook is positive, and management is taking appropriate steps to turn the company around. Asset management firm W.P. Stewart & Co. Ltd. was another detractor within the financial services sector. The company struggled with portfolio manager departures and a decline in assets under management. We significantly


4        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007
reduced the Trust's position in W.P. Stewart during the year based on our belief that operating challenges are likely to continue for the foreseeable future.

What changes were made to the portfolio during the period?

Within the Russell 2000 Index, IT was one of the weakest sectors, gaining just 0.8% during the 12-month period. We took advantage of share price weakness and increased the Trust's technology exposure, moving from a slightly underweight position to a market neutral weighting. We added several semiconductor-related names during the period, including Genesis Microchip, Inc., Cree, Inc. and Zoran Corp. These stocks had sold off sharply last year as the broader semiconductor industry worked through heightened inventory levels and slackening demand. We believe the longer-term outlook for semiconductors remains compelling, and identified specific situations where the stocks trade at a discount to their historic valuations with attractive growth prospects.

We reduced exposure to consumer discretionary names, in many cases capitalizing on recent strong performance. Notable sales during the fiscal year included auto components manufacturer American Axle & Manufacturing Holdings, Inc. and discount retailer Dollar Tree Stores, Inc., The Readers Digest Association, Inc. and Ryan's Restaurant Group, Inc. also were eliminated on strength, as both companies were acquired at significant premiums. Likewise, we reduced portfolio exposure to the industrials sector, trimming our weighting in the economically sensitive road & rail transportation service providers. We eliminated positions in RailAmerica, Inc., which was acquired by Fortress Investment Group, and Kansas City Southern on stock price strength. We also sold truckload carriers J.B. Hunt Transportation Services, Inc. and Swift Transportation Co. Inc. on concern that freight volumes would continue to slow.

How would you characterize the portfolio's position at the close of the period?

At March 31, 2007, the portfolio was most overweight relative to the Russell 2000 Index in energy (9% versus 5%) and financial services (24% versus 21%). The portfolio's largest absolute exposure was in financial services, at about 24% of net assets, followed by IT at nearly 19%.

As we enter the second calendar quarter, the market is at a delicate juncture. The Fed raised interest rates consistently between June 2004 and June 2006, and the U.S. economy is showing some signs of slowing. The Fed refrained from raising interest rates at the August 8, 2006 meeting and is allowing the economy time to respond to its 17 consecutive interest rate increases. At this point, the critical question for investors centers on how abruptly the economy will slow and whether the Fed will take action to reinvigorate growth later this year.

R. Elise Baum, CFA
Vice President and Portfolio Manager

April 16, 2007


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                       6-Month        12-Month         10-Year
As of March 31, 2007                Total Return    Total Return    Total Return
================================================================================
Institutional Shares*                  + 8.25%         +3.86%         +279.60%
--------------------------------------------------------------------------------
Investor A Shares*                     + 8.11          +3.64          +270.29
--------------------------------------------------------------------------------
Investor B Shares*                     + 7.70          +2.86          +247.96
--------------------------------------------------------------------------------
Investor C Shares*                     + 7.67          +2.80          +242.32
--------------------------------------------------------------------------------
Class R Shares*                        + 8.03          +3.39          +260.50
--------------------------------------------------------------------------------
Russell 2000(R) Index**                +11.02          +5.91          +164.92
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** An unmanaged broad-based Index comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors. Russell 2000 is a registered trademark of the Frank Russell Company.


6        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Performance Data (concluded)

Value Opportunities
BlackRock Value Opportunities Fund, Inc.--Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B, Investor C and Class R Shares compared to growth of an investment in the Russell 2000 Index. Values are from March 1997 to March 2007.

                Institutional        Investor A        Investor B        Investor C           Class R      Russell 2000
                     Shares*+          Shares*+          Shares*+          Shares*+          Shares*+           Index++
3/97                  $10,000           $ 9,475           $10,000           $10,000           $10,000           $10,000
3/98                  $14,318           $13,530           $14,172           $14,174           $14,248           $14,201
9/99                  $11,143           $10,503           $10,918           $10,916           $11,032           $11,893
3/00                  $17,527           $16,487           $17,001           $16,990           $17,267           $16,328
3/01                  $18,648           $17,495           $17,895           $17,888           $18,280           $13,825
3/02                  $24,532           $22,948           $23,303           $23,296           $23,929           $15,759
3/03                  $17,680           $16,502           $16,614           $16,612           $17,094           $11,510
3/04                  $27,866           $25,941           $25,930           $25,915           $26,853           $18,856
3/05                  $28,978           $26,919           $26,697           $26,680           $27,799           $19,877
3/06                  $36,549           $33,853           $33,574           $33,301           $34,870           $25,014
3/07                  $37,960           $35,085           $34,796           $34,232           $36,050           $26,492

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 3/31/07                                                 + 3.86%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                               + 9.12
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                                                +14.27
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 3/31/07                           + 3.64%               - 1.80%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                         + 8.86                + 7.69
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                          +13.99                +13.37
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 3/31/07                           + 2.86%               - 1.01%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                         + 8.02                + 7.74
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                          +13.28                +13.28
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor C Shares**
================================================================================
One Year Ended 3/31/07                           + 2.80%               + 1.94%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                         + 8.00                + 8.00
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                          +13.09                +13.09
--------------------------------------------------------------------------------

                                                                       Return
================================================================================
Class R Shares
================================================================================
One Year Ended 3/31/07                                                 + 3.39%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                               + 8.54
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                                                +13.68
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
** Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                                     Expenses Paid
                                                                       Beginning                Ending            During the Period*
                                                                     Account Value           Account Value        October 1, 2006 to
                                                                    October 1, 2006         March 31, 2007          March 31, 2007
====================================================================================================================================
Actual
====================================================================================================================================
Institutional                                                           $1,000               $   1,082.50              $    5.09
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                              $1,000               $   1,081.10              $    6.38
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                              $1,000               $   1,077.00              $   10.30
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                              $1,000               $   1,076.70              $   10.36
------------------------------------------------------------------------------------------------------------------------------------
Class R                                                                                      $   1,080.30              $    7.68
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Institutional                                                           $1,000               $   1,020.01              $    4.94
------------------------------------------------------------------------------------------------------------------------------------
Investor A                                                              $1,000               $   1,018.77              $    6.19
------------------------------------------------------------------------------------------------------------------------------------
Investor B                                                              $1,000               $   1,014.98              $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Investor C                                                              $1,000               $   1,014.93              $   10.05
------------------------------------------------------------------------------------------------------------------------------------
Class R                                                                 $1,000               $   1,017.52              $    7.44
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.98% for Institutional, 1.23% for Investor A, 1.99% for Investor B, 2.00% for Investor C and 1.48% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Statement of Assets and Liabilities     BlackRock Value Opportunities Fund, Inc.

As of March 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investment in Master Value Opportunities Trust (the "Trust"),
              at value (identified cost -- $2,429,839,631) ....................................                     $ 2,685,467,884
            Prepaid registration fees and other assets ........................................                              44,099
                                                                                                                    ---------------
            Total assets ......................................................................                       2,685,511,983
                                                                                                                    ---------------

===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
                Distributor ...................................................................   $     1,086,887
                Administrative fees ...........................................................           550,702
                Other affiliates ..............................................................           109,644         1,747,233
                                                                                                  ---------------
            Accrued expenses ..................................................................                           1,102,596
                                                                                                                    ---------------
            Total liabilities .................................................................                           2,849,829
                                                                                                                    ---------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ........................................................................                     $ 2,682,662,154
                                                                                                                    ===============

===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                     $     3,108,540
            Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                           3,011,730
            Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                           2,611,390
            Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                           2,582,735
            Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                             240,514
            Paid-in capital in excess of par ..................................................                       2,320,810,839
            Undistributed realized capital gains allocated from the Trust -- net ..............   $    94,668,153
            Unrealized appreciation allocated from the Trust -- net ...........................       255,628,253
                                                                                                  ---------------
            Total accumulated earnings -- net .................................................                         350,296,406
                                                                                                                    ---------------
            Net Assets ........................................................................                     $ 2,682,662,154
                                                                                                                    ===============

===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional -- Based on net assets of $775,697,308 and 31,085,400 shares outstanding                  $         24.95
                                                                                                                    ===============
            Investor A -- Based on net assets of $742,321,398 and 30,117,300 shares outstanding                     $         24.65
                                                                                                                    ===============
            Investor B -- Based on net assets of $569,747,010 and 26,113,896 shares outstanding                     $         21.82
                                                                                                                    ===============
            Investor C -- Based on net assets of $542,735,593 and 25,827,354 shares outstanding                     $         21.01
                                                                                                                    ===============
            Class R -- Based on net assets of $52,160,845 and 2,405,143 shares outstanding ....                     $         21.69
                                                                                                                    ===============

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        9

Statement of Operations                 BlackRock Value Opportunities Fund, Inc.

For the Year Ended March 31, 2007
===================================================================================================================================
Investment Income Allocated from the Trust -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Net investment income allocated from the Trust:
                Dividends .....................................................................                     $    26,762,992
                Interest from affiliates ......................................................                           1,244,341
                Securities lending -- net .....................................................                           1,133,249
                Expenses ......................................................................                         (14,137,912)
                                                                                                                    ---------------
            Total income ......................................................................                          15,002,670
                                                                                                                    ---------------

==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
            Administration fees ...............................................................   $     7,004,801
            Service and distribution fees -- Investor B .......................................         6,484,675
            Service and distribution fees -- Investor C .......................................         5,532,314
            Service fees -- Investor A ........................................................         1,846,691
            Transfer agent fees -- Institutional ..............................................         1,773,772
            Transfer agent fees -- Investor A .................................................         1,604,984
            Transfer agent fees -- Investor B .................................................         1,491,440
            Transfer agent fees -- Investor C .................................................         1,330,192
            Service and distribution fees -- Class R ..........................................           231,494
            Printing and shareholder reports ..................................................           141,503
            Transfer agent fees -- Class R ....................................................           100,745
            Registration fees .................................................................            92,090
            Professional fees .................................................................            57,573
            Directors' fees and expenses ......................................................            30,585
            Other .............................................................................            20,553
                                                                                                  ---------------
            Total expenses ....................................................................                          27,743,412
                                                                                                                    ---------------
            Investment loss -- net ............................................................                         (12,740,742)
                                                                                                                    ---------------

==================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Trust -- Net
----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net ............................................................       332,742,749
                Foreign currency transactions -- net ..........................................              (194)      332,742,555
                                                                                                  ---------------
            Change in unrealized appreciation on investments -- net ...........................                        (239,256,964)
                                                                                                                    ---------------
            Total realized and unrealized gain -- net .........................................                          93,485,591
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations ..............................                     $    80,744,849
                                                                                                                    ===============

      See Notes to Financial Statements.


10        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Statements of Changes in Net Assets     BlackRock Value Opportunities Fund, Inc.

                                                                                                         For the Year Ended
                                                                                                              March 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                     2007               2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss -- net ............................................................  $   (12,740,742)   $   (11,942,974)
            Realized gain -- net ..............................................................      332,742,555        562,837,108
            Change in unrealized appreciation -- net ..........................................     (239,256,964)       130,184,338
                                                                                                 ----------------------------------
            Net increase in net assets resulting from operations ..............................       80,744,849        681,078,472
                                                                                                 ----------------------------------

===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain -- net:
                Institutional .................................................................     (130,343,340)      (151,044,604)
                Investor A ....................................................................     (117,666,198)       (99,431,727)
                Investor B ....................................................................     (109,411,170)      (116,197,410)
                Investor C ....................................................................      (97,179,966)       (82,656,784)
                Class R .......................................................................       (8,151,500)        (4,363,485)
                                                                                                 ----------------------------------
            Net decrease in net assets resulting from distributions to shareholders ...........     (462,752,174)      (453,694,010)
                                                                                                 ----------------------------------

===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from capital share transactions .....        5,748,696       (170,503,936)
                                                                                                 ----------------------------------

===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fee ....................................................................           12,695              2,767
                                                                                                 ----------------------------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ...........................................     (376,245,934)        56,883,293
            Beginning of year .................................................................    3,058,908,088      3,002,024,795
                                                                                                 ----------------------------------
            End of year .......................................................................  $ 2,682,662,154    $ 3,058,908,088
                                                                                                 ==================================

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        11

Financial Highlights                    BlackRock Value Opportunities Fund, Inc.

                                                                                       Institutional
                                                          ------------------------------------------------------------------------
The following per share data and ratios                                         For the Year Ended March 31,
have been derived from information provided               ------------------------------------------------------------------------
in the financial statements.                                 2007           2006           2005            2004            2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .........  $    28.46     $    26.28     $    27.22      $    17.27      $    24.58
                                                          ------------------------------------------------------------------------
            Investment income (loss) -- net** ..........         .01            .03           (.04)           (.02)           (.05)
            Realized and unrealized gain (loss) -- net .         .76+          6.39+           .97+           9.97           (6.77)
                                                          ------------------------------------------------------------------------
            Total from investment operations ...........         .77           6.42            .93            9.95           (6.82)
                                                          ------------------------------------------------------------------------
            Less distributions from realized gain -- net       (4.28)         (4.24)         (1.87)             --            (.49)
                                                          ------------------------------------------------------------------------
            Net asset value, end of year ...............  $    24.95     $    28.46     $    26.28      $    27.22      $    17.27
                                                          ========================================================================

==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........        3.86%         26.13%          3.99%          57.61%         (27.93%)
                                                          ========================================================================

==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................         .98%          1.02%          1.00%           1.02%           1.07%
                                                          ========================================================================
            Investment income (loss) -- net ............         .05%           .11%          (.15%)          (.09%)          (.24%)
                                                          ========================================================================

==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------

            Net assets, end of year (in thousands) .....  $  775,697     $  916,562     $1,005,642      $1,072,299      $  607,484
                                                          ========================================================================
            Portfolio turnover of the Trust ............       72.47%         77.26%         74.31%          80.35%          68.27%
                                                          ========================================================================

* Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss) -- net.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of any sales charges.
+     Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


12        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Financial Highlights (continued)        BlackRock Value Opportunities Fund, Inc.


                                                                                        Investor A
                                                           -----------------------------------------------------------------------
The following per share data and ratios                                         For the Year Ended March 31,
have been derived from information provided                -----------------------------------------------------------------------
in the financial statements.                                  2007           2006           2005            2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .........   $    28.15     $    26.01     $    26.96     $     17.15     $    24.45
                                                           -----------------------------------------------------------------------
            Investment loss -- net** ...................         (.05)          (.04)          (.10)           (.08)          (.09)
            Realized and unrealized gain (loss) -- net .          .75+          6.31+           .97+           9.89          (6.73)
                                                           -----------------------------------------------------------------------
            Total from investment operations ...........          .70           6.27            .87            9.81          (6.82)
                                                           -----------------------------------------------------------------------
            Less distributions from realized gain -- net        (4.20)         (4.13)         (1.82)             --           (.48)
                                                           -----------------------------------------------------------------------
            Net asset value, end of year ...............   $    24.65     $    28.15     $    26.01     $     26.96     $    17.15
                                                           =======================================================================

==================================================================================================================================
Total Investment Return++
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........         3.64%         25.76%          3.77%          57.20%        (28.09%)
                                                           =======================================================================

==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................         1.23%          1.27%          1.25%           1.27%          1.33%
                                                           =======================================================================
            Investment loss -- net .....................         (.20%)         (.14%)         (.39%)          (.34%)         (.48%)
                                                           =======================================================================

==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) .....   $  742,321     $  760,307     $  643,904     $   620,193     $  347,736
                                                           =======================================================================
            Portfolio turnover of the Trust ............        72.47%         77.26%         74.31%          80.35%         68.27%
                                                           =======================================================================

* Includes the Fund's share of the Trust's allocated expenses and/or investment loss -- net.
**    Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
++    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        13

Financial Highlights (continued)        BlackRock Value Opportunities Fund, Inc.


                                                                                        Investor B
                                                          ------------------------------------------------------------------------
The following per share data and ratios                                         For the Year Ended March 31,
have been derived from information provided               ------------------------------------------------------------------------
in the financial statements.                                 2007           2006            2005            2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .........  $    25.36     $    23.66      $    24.69      $    15.82     $    22.74
                                                          ------------------------------------------------------------------------
            Investment loss -- net** ...................        (.22)          (.22)           (.27)           (.24)          (.23)
            Realized and unrealized gain (loss) -- net .         .65+          5.72+            .88+           9.11          (6.25)
                                                          ------------------------------------------------------------------------
            Total from investment operations ...........         .43           5.50             .61            8.87          (6.48)
                                                          ------------------------------------------------------------------------
            Less distributions from realized gain -- net       (3.97)         (3.80)          (1.64)             --           (.44)
                                                          ------------------------------------------------------------------------
            Net asset value, end of year ...............  $    21.82     $    25.36      $    23.66      $    24.69     $    15.82
                                                          ========================================================================

==================================================================================================================================
Total Investment Return++
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........        2.86%         24.82%           2.96%          56.07%        (28.70%)
                                                          ========================================================================

==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................        2.00%          2.03%           2.02%           2.04%          2.10%
                                                          ========================================================================
            Investment loss -- net .....................        (.95%)         (.91%)         (1.17%)         (1.11%)        (1.26%)
                                                          ========================================================================

==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) .....  $  569,747     $  762,340      $  809,643      $  951,562     $  640,017
                                                          ========================================================================
            Portfolio turnover of the Trust ............       72.47%         77.26%          74.31%          80.35%         68.27%
                                                          ========================================================================

* Includes the Fund's share of the Trust's allocated expenses and/or investment loss -- net.
**    Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
++    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


14        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Financial Highlights (continued)        BlackRock Value Opportunities Fund, Inc.


                                                                                        Investor C
                                                          ------------------------------------------------------------------------
The following per share data and ratios                                         For the Year Ended March 31,
have been derived from information provided               ------------------------------------------------------------------------
in the financial statements.                                 2007           2006            2005            2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year .........  $    24.62     $    23.10      $    24.18      $    15.50     $    22.30
                                                          ------------------------------------------------------------------------
            Investment loss -- net** ...................        (.21)          (.22)           (.27)           (.23)          (.23)
            Realized and unrealized gain (loss) -- net .         .61+          5.57+            .86+           8.91          (6.13)
                                                          ------------------------------------------------------------------------
            Total from investment operations ...........         .40           5.35             .59            8.68          (6.36)
                                                          ------------------------------------------------------------------------
            Less distributions from realized gain -- net       (4.01)         (3.83)          (1.67)             --           (.44)
                                                          ------------------------------------------------------------------------
            Net asset value, end of year ...............  $    21.01     $    24.62      $    23.10      $    24.18     $    15.50
                                                          ========================================================================

==================================================================================================================================
Total Investment Return++
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........        2.80%         24.82%           2.95%          56.00%        (28.69%)
                                                          ========================================================================

==================================================================================================================================
Ratios to Average Net Assets*
----------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................        2.01%          2.05%           2.03%           2.05%          2.12%
                                                          ========================================================================
            Investment loss -- net .....................        (.97%)         (.92%)         (1.18%)         (1.13%)        (1.27%)
                                                          ========================================================================

==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) .....  $  542,736     $  580,318      $  524,132      $  539,393     $  334,720
                                                          ========================================================================
            Portfolio turnover of the Trust ............       72.47%         77.26%          74.31%          80.35%         68.27%
                                                          ========================================================================

* Includes the Fund's share of the Trust's allocated expenses and/or investment loss -- net.
**    Based on average shares outstanding.
+     Includes a redemption fee, which is less than $.01 per share.
++    Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        15

Financial Highlights (concluded)        BlackRock Value Opportunities Fund, Inc.

                                                                                         Class R
                                                           ----------------------------------------------------------------------
                                                                                                                   For the Period
                                                                             For the Year Ended                      February 4,
The following per share data and ratios                                           March 31,                            2003++
have been derived from information provided                -------------------------------------------------------  to March 31,
in the financial statements.                                  2007           2006          2005           2004          2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......   $    25.31     $    23.80    $    24.93     $    15.87    $    16.12
                                                           ----------------------------------------------------------------------
            Investment loss -- net** ...................         (.10)          (.09)         (.15)          (.12)           --@@@
            Realized and unrealized gain (loss) -- net .          .64+          5.73+          .88+          9.18          (.25)
                                                           ----------------------------------------------------------------------
            Total from investment operations ...........          .54           5.64           .73           9.06          (.25)
                                                           ----------------------------------------------------------------------
            Less distributions from realized gain -- net        (4.16)         (4.13)        (1.86)            --            --
                                                           ----------------------------------------------------------------------
            Net asset value, end of period .............   $    21.69     $    25.31    $    23.80     $    24.93    $    15.87
                                                           ======================================================================

=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........         3.39%         25.43%         3.53%         57.09%        (1.55%)@
                                                           ======================================================================

=================================================================================================================================
Ratios to Average Net Assets*
---------------------------------------------------------------------------------------------------------------------------------
            Expenses ...................................         1.48%          1.51%         1.50%          1.52%         1.66%***
                                                           ======================================================================
            Investment loss -- net .....................         (.46%)         (.39%)        (.61%)         (.59%)        (.65%)***
                                                           ======================================================================

=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...   $   52,161     $   39,382    $   18,703     $    3,160            --@@
                                                           ======================================================================
            Portfolio turnover of the Trust ............        72.47%         77.26%        74.31%         80.35%        68.27%
                                                           ======================================================================

* Includes the Fund's share of the Trust's allocated expenses and/or investment loss -- net.
**    Based on average shares outstanding.
***   Annualized.
+     Includes a redemption fee, which is less than $.01 per share.
++    Commencement of operations.
@     Aggregate total investment return.
@@    Amount is less than $1,000.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


16        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Notes to Financial Statements           BlackRock Value Opportunities Fund, Inc.

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Value Opportunities Fund, Inc. was renamed BlackRock Value Opportunities Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at March 31, 2007 was 100%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        17

                                        BlackRock Value Opportunities Fund, Inc.

measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(h) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $12,740,742 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Trust's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Fund has entered into an Administration Agreement with the Manager. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's administrator and was compensated at the same fee rate.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                          Service   Distribution
                                                            Fee          Fee
--------------------------------------------------------------------------------
Investor A .............................................   .25%           --
Investor B .............................................   .25%          .75%
Investor C .............................................   .25%          .75%
Class R ................................................   .25%          .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended March 31, 2007, FAMD, the Fund's Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                     Institutional    Investor A
--------------------------------------------------------------------------------
FAMD ...............................................   $     36        $ 16,546
BDI ................................................         --        $    431
MLPF&S .............................................   $     36        $206,558
--------------------------------------------------------------------------------


18        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

                                        BlackRock Value Opportunities Fund, Inc.

For the year ended March 31, 2007, MLPF&S received contingent deferred sales charges of $296,865 and $26,663 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $723 and $53 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,683 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to March 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                         Fees
--------------------------------------------------------------------------------
Institutional ....................................................      $7,098
Investor A .......................................................      $6,872
Investor B .......................................................      $6,989
Investor C .......................................................      $6,934
Class R ..........................................................      $  317
--------------------------------------------------------------------------------

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, FDS, FAMD, Merrill Lynch and/or MLIM.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $5,748,696 and ($170,503,936) for the years ended March 31, 2007 and March 31, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended March 31, 2007                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,420,671       $ 139,941,416
Shares issued to shareholders in
  reinvestment of distributions ........          5,118,562         123,752,990
                                                -------------------------------
Total issued ...........................         10,539,233         263,694,406
Shares redeemed ........................        (11,660,898)       (300,136,191)
                                                -------------------------------
Net decrease ...........................         (1,121,665)      $ (36,441,785)
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,890,063       $ 186,278,745
Shares issued to shareholders in
  reinvestment of distributions ........          5,357,055         142,948,755
                                                -------------------------------
Total issued ...........................         12,247,118         329,227,500
Shares redeemed ........................        (18,299,747)       (496,011,156)
                                                -------------------------------
Net decrease ...........................         (6,052,629)      $(166,783,656)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended March 31, 2007                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,108,673       $ 177,895,680
Automatic conversion of shares .........          1,091,590          28,689,987
Shares issued to shareholders in
  reinvestment of distributions ........          4,669,118         111,679,759
                                                -------------------------------
Total issued ...........................         12,869,381         318,265,426
Shares redeemed ........................         (9,759,027)       (244,622,518)
                                                -------------------------------
Net increase ...........................          3,110,354       $  73,642,908
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,970,290       $ 133,530,402
Automatic conversion of shares .........          2,435,396          65,585,278
Shares issued to shareholders in
  reinvestment of distributions ........          3,576,373          94,401,097
                                                -------------------------------
Total issued ...........................         10,982,059         293,516,777
Shares redeemed ........................         (8,733,796)       (233,245,026)
                                                -------------------------------
Net increase ...........................          2,248,263       $  60,271,751
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended March 31, 2007                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,804,054       $  86,336,685
Shares issued to shareholders in
  reinvestment of distributions ........          4,913,819         104,478,521
                                                -------------------------------
Total issued ...........................          8,717,873         190,815,206
                                                -------------------------------
Automatic conversion of shares .........         (1,216,490)        (28,689,987)
Shares redeemed ........................        (11,443,896)       (257,695,350)
                                                -------------------------------
Total redeemed .........................        (12,660,386)       (286,385,337)
                                                -------------------------------
Net decrease ...........................         (3,942,513)      $ (95,570,131)
                                                ===============================


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        19

Notes to Financial Statements (concluded)
                                        BlackRock Value Opportunities Fund, Inc.

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,630,190       $ 112,055,715
Shares issued to shareholders in
  reinvestment of distributions ........          4,593,369         109,836,852
                                                -------------------------------
Total issued ...........................          9,223,559         221,892,567
                                                -------------------------------
Automatic conversion of shares .........         (2,686,557)        (65,585,278)
Shares redeemed ........................        (10,695,576)       (258,951,920)
                                                -------------------------------
Total redeemed .........................        (13,382,133)       (324,537,198)
                                                -------------------------------
Net decrease ...........................         (4,158,574)      $(102,644,631)
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended March 31, 2007                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,649,675       $ 102,304,080
Shares issued to shareholders in
  reinvestment of distributions ........          4,416,676          90,726,478
                                                -------------------------------
Total issued ...........................          9,066,351         193,030,558
Shares redeemed ........................         (6,812,030)       (147,828,780)
                                                -------------------------------
Net increase ...........................          2,254,321       $  45,201,778
                                                ===============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,186,981       $  98,758,950
Shares issued to shareholders in
  reinvestment of distributions ........          3,271,117          75,944,387
                                                -------------------------------
Total issued ...........................          7,458,098         174,703,337
Shares redeemed ........................         (6,574,936)       (154,735,660)
                                                -------------------------------
Net increase ...........................            883,162       $  19,967,677
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended March 31, 2007                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,246,338       $  28,217,567
Shares issued to shareholders in
  reinvestment of distributions ........            384,269           8,138,654
                                                -------------------------------
Total issued ...........................          1,630,607          36,356,221
Shares redeemed ........................           (781,296)        (17,440,295)
                                                -------------------------------
Net increase ...........................            849,311       $  18,915,926
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended March 31, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            957,085       $  23,258,712
Shares issued to shareholders in
  reinvestment of distributions ........            182,392           4,341,509
                                                -------------------------------
Total issued ...........................          1,139,477          27,600,221
Shares redeemed ........................           (369,623)         (8,915,298)
                                                -------------------------------
Net increase ...........................            769,854       $  18,684,923
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2007 and March 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                    3/31/2007         3/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................      $203,075,887      $159,973,153
  Net long-term capital gains ..............       259,676,287       293,720,857
                                                  ------------------------------
Total taxable distributions ................      $462,752,174      $453,694,010
                                                  ==============================

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income -- net ........................      $  1,980,094
Undistributed long-term capital gains -- net ................       116,041,138
                                                                   ------------
Total undistributed earnings -- net .........................       118,021,232
Capital loss carryforward ...................................                --
Unrealized gains -- net .....................................       232,275,174*
                                                                   ------------
Total accumulated earnings -- net ...........................      $350,296,406
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


20        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Report of Independent Registered Public Accounting Firm
                                        BlackRock Value Opportunities Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (formerly Merrill Lynch Value Opportunities Fund, Inc.) as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2007


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        21

Portfolio Information                           Master Value Opportunities Trust

As of March 31, 2007

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Crescent Real Estate EQT Co. .........................................   2.6%
Dresser-Rand Group, Inc. .............................................   2.5
Timken Co. ...........................................................   2.4
EDO Corp. ............................................................   2.3
Denbury Resources, Inc. ..............................................   2.2
First Midwest Bancorp, Inc. ..........................................   2.2
Conseco, Inc. ........................................................   2.1
Valassis Communications, Inc. ........................................   2.0
Webster Financial Corp. ..............................................   2.0
Foot Locker, Inc. ....................................................   1.9
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) ................................   6.5%
Commercial Banks .....................................................   6.5
Software .............................................................   5.2
Communications Equipment .............................................   4.6
Insurance ............................................................   4.5
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Weightings                                              Total Investments
--------------------------------------------------------------------------------
Financials ..........................................................   17.9%
Information Technology ..............................................   15.1
Industrials .........................................................   11.4
Consumer Discretionary ..............................................    9.6
Health Care .........................................................    7.1
Energy ..............................................................    7.0
Materials & Processing ..............................................    2.9
Consumer Staples ....................................................    2.5
Utilities ...........................................................    1.1
Telecommunication Services ..........................................    0.1
Other* ..............................................................   25.3
--------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments, warrants and certain exchange-traded funds.

      For Trust compliance purposes, the Trust's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.


22        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Schedule of Investments as of March 31, 2007    Master Value Opportunities Trust

        Shares
          Held    Common Stocks                                         Value
================================================================================
Aerospace & Defense -- 4.4%
       493,400    Curtiss-Wright Corp. (d)                          $ 19,015,636
     2,324,100    EDO Corp. (a)(d)                                    60,891,420
       336,100    Spirit Aerosystems Holdings, Inc. Class A (e)       10,704,785
       519,400    Triumph Group, Inc. (a)                             28,743,596
                                                                    ------------
                                                                     119,355,437
================================================================================
Biotechnology -- 2.3%
     2,861,200    Angiotech Pharmaceuticals, Inc. (d)(e)              15,679,376
       356,100    Applera Corp. -- Celera Genomics Group (e)           5,056,620
     1,081,600    Human Genome Sciences, Inc. (d)(e)                  11,486,592
       744,219    Maxygen, Inc. (a)(e)                                 8,298,042
       621,600    NPS Pharmaceuticals, Inc. (e)                        2,107,224
     1,798,458    Neurogen Corp. (e)                                  11,689,977
     1,416,140    Vical, Inc. (a)(e)                                   6,825,795
                                                                    ------------
                                                                      61,143,626
================================================================================
Capital Markets -- 1.6%
       182,900    HFF, Inc. Class A (e)                                2,743,500
        47,700    KBW, Inc. (e)                                        1,658,052
       707,700    Knight Capital Group, Inc. Class A (e)              11,209,968
       333,700    WP Stewart & Co. Ltd. (d)                            3,360,359
     1,047,100    Waddell & Reed Financial, Inc. Class A (d)          24,418,372
                                                                    ------------
                                                                      43,390,251
================================================================================
Chemicals -- 0.4%
       402,400    Valspar Corp.                                       11,198,792
================================================================================
Commercial Banks -- 6.5%
       144,300    Banner Corp.                                         5,995,665
       907,800    The Colonial BancGroup, Inc. (d)                    22,468,050
       204,200    Cullen/Frost Bankers, Inc.                          10,685,786
       381,400    First Merchants Corp.                                9,046,808
     1,632,100    First Midwest Bancorp, Inc. (d)                     59,979,675
       662,000    Greater Bay Bancorp                                 17,801,180
       198,650    MetroCorp Bancshares, Inc.                           4,211,380
       190,300    Mid-State Bancshares                                 6,982,107
       896,345    Old National Bancorp (d)                            16,295,552
       308,650    Sterling Financial Corp.                             9,626,794
       513,100    Texas Capital Bancshares, Inc. (e)                  10,518,550
                                                                    ------------
                                                                     173,611,547
================================================================================
Commercial Services & Supplies -- 3.4%
       249,500    Administaff, Inc.                                    8,782,400
     3,304,100    Allied Waste Industries, Inc. (d)(e)                41,598,619
       882,325    Casella Waste Systems, Inc. (d)(e)                   8,611,492
       173,300    Heidrick & Struggles International, Inc. (e)         8,396,385
     1,269,300    Tetra Tech, Inc. (d)(e)                             24,192,858
                                                                    ------------
                                                                      91,581,754
================================================================================
Communications Equipment -- 4.6%
       320,400    ADC Telecommunications, Inc. (e)                     5,363,496
     4,472,600    Andrew Corp. (d)(e)                                 47,364,834
       214,400    Black Box Corp.                                      7,834,176
     4,397,883    Extreme Networks, Inc. (e)                          18,603,045
     3,760,000    Tellabs, Inc. (e)                                   37,224,000
     3,593,900    Westell Technologies, Inc. Class A (a)(e)            7,798,763
                                                                    ------------
                                                                     124,188,314
================================================================================
Computers & Peripherals -- 0.8%
       938,000    Neoware Systems, Inc. (d)(e)                         9,445,660
       751,000    Rackable Systems, Inc. (d)(e)                       12,744,470
                                                                    ------------
                                                                      22,190,130
================================================================================
Construction & Engineering -- 0.8%
       693,400    Chicago Bridge & Iron Co. NV                        21,322,050
================================================================================
Containers & Packaging -- 1.8%
     4,207,300    Smurfit-Stone Container Corp. (d)(e)                47,374,198
================================================================================
Diversified Consumer Services -- 1.9%
     1,849,600    Corinthian Colleges, Inc. (d)(e)                    25,432,000
     1,145,400    Universal Technical Institute, Inc. (e)             26,435,832
                                                                    ------------
                                                                      51,867,832
================================================================================
Diversified Telecommunication Services -- 0.1%
        37,500    Aruba Networks, Inc. (e)                               550,125
        69,500    BigBand Networks, Inc. (e)                           1,251,695
                                                                    ------------
                                                                       1,801,820
================================================================================
Electrical Equipment -- 0.4%
       360,700    Global Power Equipment Group, Inc. (d)(e)              609,583
       184,100    Hubbell, Inc. Class B                                8,880,984
                                                                    ------------
                                                                       9,490,567
================================================================================
Electronic Equipment & Instruments -- 1.9%
     1,406,800    Ingram Micro, Inc. Class A (e)                      27,165,308
       662,600    Tech Data Corp. (e)                                 23,727,706
                                                                    ------------
                                                                      50,893,014
================================================================================
Energy Equipment & Services -- 4.3%
     2,163,100    Dresser-Rand Group, Inc. (d)(e)                     65,888,026
     1,729,300    Key Energy Services, Inc. (e)                       28,274,055
       679,500    Rowan Cos., Inc. (d)                                22,063,365
                                                                    ------------
                                                                     116,225,446
================================================================================
Food & Staples Retailing -- 1.5%
       398,500    BJ's Wholesale Club, Inc. (d)(e)                    13,481,255
     1,081,500    Casey's General Stores, Inc. (d)                    27,048,315
                                                                    ------------
                                                                      40,529,570
================================================================================
Food Products -- 1.6%
       162,100    The J.M. Smucker Co.                                 8,643,172
     1,162,700    Smithfield Foods, Inc. (d)(e)                       34,822,865
                                                                    ------------
                                                                      43,466,037
================================================================================
Health Care Equipment & Supplies -- 2.6%
     1,252,900    DexCom, Inc. (d)(e)                                  9,847,794
     4,005,372    OraSure Technologies, Inc. (a)(e)                   29,439,484
     1,397,784    Wright Medical Group, Inc. (e)                      31,156,605
                                                                    ------------
                                                                      70,443,883
================================================================================
Health Care Providers & Services -- 0.7%
     1,566,000    Hooper Holmes, Inc. (e)                              7,000,020
       331,100    LifePoint Hospitals, Inc. (e)                       12,654,642
                                                                    ------------
                                                                      19,654,662
================================================================================
Health Care Technology -- 0.9%
     1,322,706    Emdeon Corp. (d)(e)                                 20,012,542
       723,463    Merge Technologies, Inc. (d)(e)                      3,508,796
                                                                    ------------
                                                                      23,521,338
================================================================================
Hotels, Restaurants & Leisure -- 1.6%
       215,700    Ambassadors Group, Inc.                              7,169,868
       309,700    Ambassadors International, Inc. (d)                 14,289,558
       175,000    Isle of Capri Casinos, Inc. (e)                      4,483,500
       580,100    O'Charleys, Inc. (e)                                11,190,129
       170,800    Red Robin Gourmet Burgers, Inc. (e)                  6,630,456
                                                                    ------------
                                                                      43,763,511
================================================================================


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        23

Schedule of Investments (continued)             Master Value Opportunities Trust

        Shares
          Held    Common Stocks                                         Value
================================================================================
Household Durables -- 0.8%
     1,380,600    Furniture Brands International, Inc. (d)          $ 21,785,868
================================================================================
IT Services -- 2.3%
     3,277,800    The BISYS Group, Inc. (e)                           37,563,588
     1,748,100    BearingPoint, Inc. (d)(e)                           13,390,446
     1,383,400    Sapient Corp. (d)(e)                                 9,490,124
                                                                    ------------
                                                                      60,444,158
================================================================================
Insurance -- 4.5%
        71,200    American National Insurance Co.                      9,108,616
     3,200,500    Conseco, Inc. (d)(e)                                55,368,650
       537,700    HCC Insurance Holdings, Inc.                        16,561,160
       398,900    Harleysville Group, Inc.                            12,960,261
       427,700    IPC Holdings, Ltd.                                  12,339,145
       696,971    Presidential Life Corp. (d)                         13,744,268
                                                                    ------------
                                                                     120,082,100
================================================================================
Internet Software & Services -- 2.0%
     3,538,500    CNET Networks, Inc. (d)(e)                          30,820,335
     3,176,700    webMethods, Inc. (a)(e)                             22,840,473
                                                                    ------------
                                                                      53,660,808
================================================================================
Leisure Equipment & Products -- 0.5%
       389,600    Brunswick Corp. (d)                                 12,408,760
================================================================================
Life Sciences Tools & Services -- 0.6%
       235,500    Affymetrix, Inc. (d)(e)                              7,081,485
       623,900    Exelixis, Inc. (d)(e)                                6,201,566
       126,000    Illumina, Inc. (e)                                   3,691,800
                                                                    ------------
                                                                      16,974,851
================================================================================
Machinery -- 3.2%
     2,132,700    Timken Co.                                          64,642,137
     1,339,200    Wabash National Corp. (d)                           20,650,464
                                                                    ------------
                                                                      85,292,601
================================================================================
Media -- 3.4%
       979,000    Harte-Hanks, Inc. (d)                               27,010,610
     1,026,100    Playboy Enterprises, Inc. Class B (e)               10,558,569
        56,200    Scholastic Corp. (e)                                 1,747,820
     3,074,600    Valassis Communications, Inc. (a)(d)(e)             52,852,374
                                                                    ------------
                                                                      92,169,373
================================================================================
Metals & Mining -- 1.4%
       310,500    Reliance Steel & Aluminum Co.                       15,028,200
       505,100    Steel Dynamics, Inc. (d)                            21,820,320
                                                                    ------------
                                                                      36,848,520
================================================================================
Multi-Utilities -- 1.3%
       633,800    OGE Energy Corp. (d)                                24,591,440
       444,600    Puget Energy, Inc. (d)                              11,417,328
                                                                    ------------
                                                                      36,008,768
================================================================================
Oil, Gas & Consumable Fuels -- 4.4%
       399,900    Cabot Oil & Gas Corp. Class A (d)                   26,921,268
     2,022,100    Denbury Resources, Inc. (e)                         60,238,359
       204,100    Forest Oil Corp. (d)(e)                              6,810,817
       560,191    Plains Exploration & Production Co. (e)             25,287,022
                                                                    ------------
                                                                     119,257,466
================================================================================
Paper & Forest Products -- 0.1%
        68,100    Neenah Paper, Inc. (d)                               2,706,294
================================================================================
Pharmaceuticals -- 1.9%
     1,643,900    Medicis Pharmaceutical Corp. Class A (d)            50,664,998
================================================================================
Real Estate Investment Trusts (REITs) -- 6.5%
       110,900    Alexandria Real Estate Equities, Inc.               11,131,033
       466,200    Brandywine Realty Trust (d)                         15,575,742
     3,497,500    Crescent Real Estate EQT Co.                        70,159,850
       728,100    FelCor Lodging Trust, Inc. (d)                      18,908,757
       834,200    Friedman Billings Ramsey Group, Inc. Class A (d)     4,604,784
       291,200    Healthcare Realty Trust, Inc.                       10,861,760
     1,300,300    Lexington Corporate Properties Trust (d)            27,475,339
        51,400    Newcastle Investment Corp.                           1,425,322
       366,600    Omega Healthcare Investors, Inc.                     6,287,190
       183,600    Rayonier, Inc.                                       7,894,800
                                                                    ------------
                                                                     174,324,577
================================================================================
Road & Rail -- 1.0%
       675,348    Marten Transport Ltd. (e)                           10,724,526
       379,700    U.S. Xpress Enterprises, Inc. Class A (a)(e)         6,553,622
       547,221    Vitran Corp., Inc. (e)                              10,752,893
                                                                    ------------
                                                                      28,031,041
================================================================================
Semiconductors & Semiconductor Equipment -- 2.2%
       811,700    Cree, Inc. (d)(e)                                   13,360,582
     1,448,200    Genesis Microchip, Inc. (e)                         13,453,778
     1,194,800    Mattson Technology, Inc. (d)(e)                     10,872,680
     1,297,200    Zoran Corp. (e)                                     22,078,344
                                                                    ------------
                                                                      59,765,384
================================================================================
Software -- 5.2%
     3,876,147    Agile Software Corp. (a)(e)                         26,939,222
     1,595,711    Bottomline Technologies, Inc. (a)(e)                17,393,250
       137,800    Glu Mobile, Inc. (e)                                 1,378,000
       490,900    Informatica Corp. (d)(e)                             6,592,787
     3,028,400    InterVoice, Inc. (a)(d)(e)                          20,108,576
     5,476,699    Novell, Inc. (e)                                    39,541,767
       739,800    TIBCO Software, Inc. (e)                             6,303,096
     2,161,600    Wind River Systems, Inc. (e)                        21,486,304
                                                                    ------------
                                                                     139,743,002
================================================================================
Specialty Retail -- 3.3%
     2,157,500    Foot Locker, Inc.                                   50,809,125
     1,143,900    RadioShack Corp. (d)                                30,919,617
       271,200    Talbots, Inc.                                        6,405,744
                                                                    ------------
                                                                      88,134,486
================================================================================
Textiles, Apparel & Luxury Goods -- 0.6%
       542,000    Jones Apparel Group, Inc.                           16,655,660
================================================================================
Thrifts & Mortgage Finance -- 3.5%
       267,600    Anchor Bancorp Wisconsin, Inc. (d)                   7,586,460
       549,600    Dime Community Bancshares, Inc. (d)                  7,271,208
        91,000    FirstFed Financial Corp. (d)(e)                      5,171,530
       622,600    Franklin Bank Corp. (d)(e)                          11,125,861
       191,100    The PMI Group, Inc.                                  8,641,541
     1,106,600    Webster Financial Corp.                             53,127,866
                                                                    ------------
                                                                      92,924,466
================================================================================
Trading Companies & Distributors -- 1.2%
     1,169,000    United Rentals, Inc. (d)(e)                         32,147,500
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $2,287,715,138) -- 94.0%                2,527,044,460
================================================================================

================================================================================
                  Exchange-Traded Funds
================================================================================
        60,500    iShares Dow Jones US Real Estate Index Fund (d)      5,157,625
       527,100    iShares Russell 2000 Index Fund (d)                 41,883,366


24        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Schedule of Investments (concluded)             Master Value Opportunities Trust

        Shares
          Held    Exchange-Traded Funds                                 Value
================================================================================
       128,500    iShares Russell Microcap Index Fund (d)            $ 7,557,085
       417,100    iShares S&P SmallCap 600/BARRA
                    Value Index Fund (d)                              31,995,741
       290,600    PowerShares Zacks Micro Cap Portfolio                5,288,920
        53,700    StreetTRACKS(R) Gold Trust (e)                       3,531,312
--------------------------------------------------------------------------------
                  Total Exchange-Traded Funds
                  (Cost -- $80,550,484) -- 3.6%                       95,414,049
================================================================================

================================================================================
                  Warrants (f)
================================================================================
Capital Markets -- 0.9%
       453,000    UBS AG (expires 4/30/2007) (h)                      24,321,570
--------------------------------------------------------------------------------
                  Total Warrants
                  (Cost -- $22,886,204) -- 0.9%                       24,321,570

    Beneficial
      Interest    Short-Term Securities                                Value
===============================================================================
$   26,153,679    BlackRock Liquidity Series, LLC Cash Sweep
                    Series, 5.26% (b)(g)                         $   26,153,679
   708,582,550    BlackRock Liquidity Series, LLC Money Market
                    Series, 5.33% (b)(c)(g)                         708,582,550
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $734,736,229) -- 27.4%                   734,736,229
===============================================================================
Total Investments
(Cost -- $3,125,888,055*) -- 125.9%                               3,381,516,308
Liabilities in Excess of
Other Assets -- (25.9%)                                            (696,048,424)
                                                                 --------------
Net Assets -- 100.0%                                             $2,685,467,884
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost ...........................................      $ 3,149,241,134
                                                                ===============
Gross unrealized appreciation ............................      $   359,067,959
Gross unrealized depreciation ............................         (126,792,785)
                                                                ===============
Net unrealized appreciation ..............................      $   232,275,174
                                                                ===============

(a) Investments in companies (whereby the Trust held 5% or more of the companies outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                     Purchase             Sales              Realized            Dividend
Affiliate                                              Cost                Cost             Gain (Loss)           Income
-------------------------------------------------------------------------------------------------------------------------
1-800-FLOWERS.COM, Inc. Class A*                   $ 6,854,782         $20,286,131         $(1,842,441)              +
Agile Software Corp.                               $ 7,196,159         $ 3,958,089         $  (308,122)              +
Bottomline Technologies, Inc.                      $13,660,535         $ 8,057,168         $   434,486               +
Cornell Cos., Inc.*                                $   217,544         $15,599,395         $ 5,841,974               +
EDO Corp.                                          $52,638,242         $   197,804         $   (50,156)          $ 44,649
InterVoice, Inc.                                   $11,198,224                  --                  --               +
Maxygen, Inc.*                                              --         $17,990,383         $(2,211,960)              +
NetIQ Corp.*                                                --         $27,029,179         $ 1,984,830+
OraSure Technologies, Inc.                         $16,160,976         $10,471,109         $(2,688,163)              +
SupportSoft, Inc.*                                 $ 3,069,921         $14,412,186         $ 3,159,805+
Triumph Group, Inc.*                               $ 2,665,761         $47,920,519         $22,996,560           $127,144
U.S. Xpress Enterprises, Inc. Class A*             $ 2,954,215         $14,720,163         $ 6,328,042               +
Valassis Communications, Inc.                      $47,852,236         $ 9,796,209         $(4,062,373)              +
Vical, Inc.*                                       $ 1,010,084         $ 2,718,363         $(1,084,646)              +
Westell Technologies, Inc. Class A                 $ 5,945,882         $ 1,437,724         $  (614,274)              +
webMethods, Inc.                                   $23,683,144         $15,713,354         $ 6,937,509               +
-------------------------------------------------------------------------------------------------------------------------

*     No longer an affiliated company as of March 31, 2007.
+     Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                     Net              Interest
Affiliate                                         Activity             Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series                              $ (1,385,844)      $  1,244,341
BlackRock Liquidity Series, LLC
  Money Market Series                            $277,719,423       $  1,133,249
--------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.
(e)   Non-income producing security.
(f) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Represents the current yield as of March 31, 2007.
(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        25

Statement of Assets and Liabilities             Master Value Opportunities Trust

As of March 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
              (including securities loaned of $687,014,502)
              (identified cost -- $2,098,738,980) .............................................                     $ 2,358,095,462
            Investments in affiliated securities, at value (identified cost -- $1,027,149,075)                        1,023,420,846
            Receivables:
                Securities sold ...............................................................   $    29,332,970
                Contributions .................................................................        12,503,684
                Dividends .....................................................................         1,758,268
                Securities lending ............................................................            74,680        43,669,602
                                                                                                  ---------------
            Prepaid expenses and other assets .................................................                              47,315
                                                                                                                    ---------------
            Total assets ......................................................................                       3,425,233,225
                                                                                                                    ---------------

===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value .........................................                         708,582,550
            Bank overdraft ....................................................................                           2,039,807
            Payables:
                Securities purchased ..........................................................        18,875,805
                Withdrawals ...................................................................         8,920,861
                Investment adviser ............................................................         1,043,460
                Other affiliates ..............................................................            26,364        28,866,490
                                                                                                  ---------------
            Accrued expenses ..................................................................                             276,494
                                                                                                                    ---------------
            Total liabilities .................................................................                         739,765,341
                                                                                                                    ---------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ........................................................................                     $ 2,685,467,884
                                                                                                                    ===============

===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Investors' capital ................................................................                     $ 2,429,839,631
            Unrealized appreciation -- net ....................................................                         255,628,253
                                                                                                                    ---------------
            Net Assets ........................................................................                     $ 2,685,467,884
                                                                                                                    ===============

      See Notes to Financial Statements.


26        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Statement of Operations                         Master Value Opportunities Trust

For the Year Ended March 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (including $171,793 from affiliates and
              net of $18,144 foreign withholding tax) .........................................                     $    26,762,992
            Interest from affiliates ..........................................................                           1,244,341
            Securities lending -- net .........................................................                           1,133,249
                                                                                                                    ---------------
            Total income ......................................................................                          29,140,582
                                                                                                                    ---------------

===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ..........................................................   $    13,244,881
            Accounting services ...............................................................           516,792
            Custodian fees ....................................................................           181,347
            Professional fees .................................................................            72,434
            Trustees' fees and expenses .......................................................            45,890
            Printing and shareholder reports ..................................................             8,189
            Pricing fees ......................................................................             1,388
            Other .............................................................................            66,991
                                                                                                  ---------------
            Total expenses ....................................................................                          14,137,912
                                                                                                                    ---------------
            Investment income -- net ..........................................................                          15,002,670
                                                                                                                    ---------------

===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments (including $34,821,071 from affiliates) -- net ....................       332,742,749
                Foreign currency transactions -- net ..........................................              (194)      332,742,555
                                                                                                  ---------------
            Change in unrealized appreciation on investments -- net ...........................                        (239,256,964)
                                                                                                                    ---------------
            Total realized and unrealized gain -- net .........................................                          93,485,591
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations ..............................                     $   108,488,261
                                                                                                                    ===============

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        27

Statements of Changes in Net Assets             Master Value Opportunities Trust

                                                                                                          For the Year Ended
                                                                                                               March 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ..........................................................   $    15,002,670   $    18,479,530
            Realized gain -- net ..............................................................       332,742,555       562,837,108
            Change in unrealized appreciation -- net ..........................................      (239,256,964)      130,184,338
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations ..............................       108,488,261       711,500,976
                                                                                                  ---------------------------------

===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from contributions .......................................................       720,879,806       553,882,524
            Fair value of withdrawals .........................................................    (1,205,762,583)   (1,209,469,692)
                                                                                                  ---------------------------------
            Net decrease in net assets derived from capital transactions ......................      (484,882,777)     (655,587,168)
                                                                                                  ---------------------------------

===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ...........................................      (376,394,516)       55,913,808
            Beginning of year .................................................................     3,061,862,400     3,005,948,592
                                                                                                  ---------------------------------
            End of year .......................................................................   $ 2,685,467,884   $ 3,061,862,400
                                                                                                  =================================

      See Notes to Financial Statements.

Financial Highlights                            Master Value Opportunities Trust

The following per share data and ratios                                       For the Year Ended March 31,
have been derived from information provided          ----------------------------------------------------------------------------
in the financial statements.                             2007             2006           2005             2004           2003
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
            Total investment return ..............           4.34%          26.66%           4.48%          58.26%         (27.31%)+
                                                     ============================================================================

=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses .............................            .50%            .51%            .50%            .51%            .51%
                                                     ============================================================================
            Investment income -- net .............            .53%            .62%            .35%            .42%            .32%
                                                     ============================================================================

=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands)   $  2,685,468    $  3,061,862    $  3,005,949    $  3,189,311    $  1,932,417
                                                     ============================================================================
            Portfolio turnover ...................          72.47%          77.26%          74.31%          80.35%          68.27%
                                                     ============================================================================

+ Fund Asset Management, L.P. fully reimbursed the Trust for a loss on a transaction not meeting the Trust's investment guidelines, which had no impact on total return.

      See Notes to Financial Statements.


28        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Notes to Financial Statements                   Master Value Opportunities Trust

1. Significant Accounting Policies:

Master Value Opportunities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Trust securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued daily based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs certain pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, and protect its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        29

Notes to Financial Statements (continued)       Master Value Opportunities Trust

      variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write put and covered call options and purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Trust may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Trust is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a


30        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Notes to Financial Statements (continued)       Master Value Opportunities Trust

loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft -- The Trust recorded a bank overdraft reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Trust's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Trust's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, the shareholders of the investor of the Trust approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Trust's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates: .50% of the Trust's average daily net assets not exceeding $1 billion; .475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and $.45% of average daily net assets in excess of $1.5 billion. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Trust to the Manager.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        31

Notes to Financial Statements (concluded)       Master Value Opportunities Trust

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of March 31, 2007, the Trust lent securities with a value of $87,576,876 to MLPF&S or its affiliates. Pursuant to that order, the Trust has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM, may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended March 31, 2007, BIM received $489,197 in securities lending agent fees.

In addition, MLPF&S received $688,803 in commissions on the execution of portfolio security transactions for the Trust for the year ended March 31, 2007.

For the year ended March 31, 2007, the Trust reimbursed FAM and the Manager $32,060 and $26,364, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Series were officers and/or directors of MLIM, FAM, PSI, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2007 were $2,024,122,783 and $2,484,117,773, respectively.

4. Short-Term Borrowings:

The Trust, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Trust pays a commitment fee of .06% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended March 31, 2007.


32        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

Report of Independent Registered Public Accounting Firm
                                                Master Value Opportunities Trust

To the Investor and Board of Trustees of Master Value Opportunities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Value Opportunities Trust as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities Trust as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2007


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        33

Officers and Directors/Trustees

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                                                                                                      Fund Complex    Directorships
                           Position(s)  Length of                                                     Overseen by     Held by
                           Held with    Time                                                          Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years          Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,       122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,        168 Portfolios
            08543-9011     Director/             Chairman of the BlackRock Retail Operating
            Age: 52        Trustee               Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and President
                                                 of Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from 1991
                                                 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.


34        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

                                                                                                      Number of
                                                                                                      Funds and
                                                                                                      Portfolios in   Other Public
                                                                                                      Fund Complex    Directorships
                           Position(s)  Length of                                                     Overseen by     Held by
                           Held with    Time                                                          Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years          Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  Managing General Partner of The Burton Partnership,  21 Funds        Knology, Inc.
Burton      Princeton, NJ  Trustee      present  Limited Partnership (an investment partnership)      38 Portfolios   (telecommuni-
            08543-9095                           since 1979; Managing General Partner of The South                    cations);
            Age: 63                              Atlantic Venture Funds since 1983; Member of                         Symbion, Inc.
                                                 the Investment Advisory Council of the Florida                       (healthcare)
                                                 State Board of Administration since 2001.                            and Capital
                                                                                                                      Southwest
                                                                                                                      (financial)
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director/    2005 to  President and Chief Executive Officer of Allmerica   21 Funds        Cabot
Francis     Princeton, NJ  Trustee      present  Financial Corporation (financial services holding    38 Portfolios   Corporation
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from 1995                    (chemicals),
            Age: 63                              to 2003; President of Allmerica Investment                           LKQ Corpora-
                                                 Management Co., Inc. (investment adviser) from 1989                  tion (auto
                                                 to 2002, Director from 1989 to 2002 and Chairman of                  parts
                                                 the Board from 1989 to 1990; President, Chief                        manufacturing)
                                                 Executive Officer and Director of First Allmerica                    and TJX Com-
                                                 Financial Life Insurance Company from 1989 to 2002                   panies, Inc.
                                                 and Director of various other Allmerica Financial                    (retailer)
                                                 companies until 2002; Director from 1989 to 2006,
                                                 Member of the Governance Nominating Committee from
                                                 2004 to 2006, Member of the Compensation Committee
                                                 from 1989 to 2006 and Member of the Audit Committee
                                                 from 1990 to 2004 of ABIOMED; Director, Member of
                                                 the Governance and Nomination Committee and Member
                                                 of the Audit Committee of Cabot Corporation since
                                                 1990; Director and Member of the Audit Committee
                                                 and Compensation Committee of LKQ Corporation since
                                                 2003; Lead Director of TJX Companies, Inc. since
                                                 1996; Trustee of the Woods Hole Oceanographic
                                                 Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993 to      21 Funds        None
Walsh       Princeton, NJ  Trustee      present  2003, and employed in various capacities therewith   38 Portfolios
            08543-9095                           from 1973 to 1992; Director, Massachusetts Audubon
            Age: 65                              Society from 1990 to 1997; Director, The National
                                                 Audubon Society from 1998 to 2005; Director, The
                                                 American Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Associates since 1997;      21 Funds        Watson
Weiss**     Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-      38 Portfolios   Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                      ceuticals
            Age: 65                              Director of the Michael J. Fox Foundation for                        Inc.
                                                 Parkinson's Research since 2000; Director of BTG                     (pharma-
                                                 International Plc (a global technology commercial-                   ceutical
                                                 ization company) since 2001.                                         company)
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        35

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robin       P.O. Box 9011  Vice         2002 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from
Elise       Princeton, NJ  President    present  2000 to 2006; First Vice President of MLIM from 1999 to 2000; Director of MLIM from
Baum        08543-9011                           1997 to 1999; Vice President of MLIM from 1995 to 1997.
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund         2004 to  Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Chief        present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Compliance            Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55        Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. ("FAMD") and
            Age: 47                              Princeton Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund/Trust. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund/Trust. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


36        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at
      http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        37

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


38        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Lifecycle Prepared Portfolios+
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Prepared Portfolios+BlackRock Small Cap Core Equity Portfolio BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock NC Municipal MM Portfolio
BlackRock NJ Municipal MM Portfolio
BlackRock OH Municipal MM Portfolio
BlackRock PA Municipal MM Portfolio
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.        MARCH 31, 2007        39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Value Opportunities Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK
                                                                     #10253-3/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         BlackRock Value Opportunities Fund, Inc.

         (a) Audit Fees -            Fiscal Year Ending March 31, 2007 - $6,800
                                     Fiscal Year Ending March 31, 2006 - $6,600

         (b) Audit-Related Fees -    Fiscal Year Ending March 31, 2007 - $0
                                     Fiscal Year Ending March 31, 2006 - $0

         (c) Tax Fees -              Fiscal Year Ending March 31, 2007 - $6,100
                                     Fiscal Year Ending March 31, 2006 - $6,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending March 31, 2007 - $0
                                     Fiscal Year Ending March 31, 2006 - $0

         Master Value Opportunities Trust

         (a) Audit Fees -            Fiscal Year Ending March 31, 2007 - $41,100
                                     Fiscal Year Ending March 31, 2006 - $41,100

         (b) Audit-Related Fees -    Fiscal Year Ending March 31, 2007 - $0
                                     Fiscal Year Ending March 31, 2006 - $0

         (c) Tax Fees -              Fiscal Year Ending March 31, 2007 - $0
                                     Fiscal Year Ending March 31, 2006 - $0

         (d) All Other Fees -        Fiscal Year Ending March 31, 2007 - $0
                                     Fiscal Year Ending March 31, 2006 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ended March 31, 2007 - $3,016,200
             Fiscal Year Ended March 31, 2006 - $3,754,550

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities
    Trust

Date: May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities
    Trust

Date: May 21, 2007


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities
    Trust

Date: May 21, 2007